Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com
Semtech Announces Third Quarter of Fiscal Year 2025 Results
•Net sales of $236.8 million, up 10% sequentially
•Record data center net sales of $43.1 million, up 58% sequentially
•GAAP gross margin of 51.1%, up 210 basis points sequentially and Non-GAAP gross margin of 52.4%, up 200 basis points sequentially
•GAAP operating margin of 7.5%, up 390 basis points sequentially and Non-GAAP operating margin of 18.3%, up 410 basis points sequentially
•GAAP diluted loss per share of $0.10 and Non-GAAP diluted earnings per share of $0.26
•Adjusted EBITDA margin of 21.6%, up 280 basis points sequentially
CAMARILLO, Calif., November 25, 2024—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its third quarter of fiscal year 2025, which ended October 27, 2024.
"We are very pleased to report broad-based growth across each of our end markets, and particularly in data center, where we project AI-driven product demand to be a long-term and transformational growth engine for Semtech. Our results validate that our customers and target markets are moving toward us and highlight the effectiveness of our initiatives to drive market share gain and SAM expansion," said Hong Hou, Semtech's president and chief executive officer. "I believe we have achieved multi-generational roadmap alignment with customers and aspire to become the partner of choice for key technical and product solutions we provide."
"Our reported results and outlook demonstrate leverage in our operating model, targeting healthy net sales growth along with prudent spending," said Mark Lin, Semtech's executive vice president and chief financial officer. "We reported positive operating and free cash flows, and consistent with our previously stated capital allocation priority, we made principal prepayments on our credit facility in both the third and fourth quarters of this fiscal year."

2	Semtech Announces Third Quarter of Fiscal Year 2025 Results
Third Quarter of Fiscal Year 2025 Results

	GAAP Financial Results			Non-GAAP Financial Results
(in millions, except per share data)	Q325	Q225	Q324	Q325	Q225	Q324
Net sales	$236.8	$215.4	$200.9	$236.8	$215.4	$200.9
Gross margin	51.1%	49.0%	46.3%	52.4%	50.4%	51.3%
Operating expenses, net	$103.2	$97.7	$105.3	$80.6	$77.9	$82.5
Operating income (loss)	$17.8	$7.8	$(12.4)	$43.4	$30.5	$20.5
Operating margin	7.5%	3.6%	(6.2)%	18.3%	14.2%	10.2%
Interest expense, net	$20.3	$28.1	$27.7	$18.4	$20.5	$22.3
Net (loss) income attributable to common stockholders	$(7.6)	$(170.3)	$(38.3)	$20.3	$8.1	$1.5
Diluted (loss) earnings per share	$(0.10)	$(2.61)	$(0.60)	$0.26	$0.11	$0.02
Adjusted EBITDA				$51.1	$40.5	$28.1
Adjusted EBITDA margin				21.6%	18.8%	14.0%
See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.
Fourth Quarter of Fiscal Year 2025 Outlook

(in millions, except per share data)
Net sales	$250.0	+/-	$5.0
Non-GAAP Financial Measures
Gross margin	52.8%	+/-	50 bps
Operating expenses, net	$82.8	+/-	$1.0
Operating income	$49.2	+/-	$2.8
Operating margin	19.7%	+/-	70 bps
Interest expense, net	$19.0
Normalized tax rate	15%
Diluted earnings per share	$0.32	+/-	$0.03
Adjusted EBITDA	$56.9	+/-	$2.8
Adjusted EBITDA margin	22.8%	+/-	70 bps

Diluted share count	80.0
See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.
The Company is unable to include a reconciliation of forward-looking non-GAAP results to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards, amortization of acquisition-related intangible assets and other items that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.

3	Semtech Announces Third Quarter of Fiscal Year 2025 Results
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its third fiscal quarter 2025 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13749931. An audio webcast and supplemental earnings materials for the quarter will be available on the Investor Relations section of Semtech's website at investors.semtech.com under "News & Events." A replay of the call will be available through December 23, 2024 at the same website or by calling (877) 660-6853 and entering conference ID 13749931.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company's non-GAAP measures of gross margin, product development and engineering expense, SG&A expense, operating expenses, net, operating income or loss, operating margin, interest expense, net, net (loss) income attributable to common stockholders, diluted (loss) earnings per share, normalized tax rate, adjusted EBITDA and adjusted EBITDA margin exclude the following items, if any and as applicable, as set forth in the reconciliations in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results."
•Share-based compensation
•Intangible amortization
•Transaction and integration related costs or recoveries (including costs associated with the acquisition and integration of Sierra Wireless, Inc.)
•Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental, pension, deferred compensation and right-of-use asset impairments
•Litigation costs or dispute settlement charges or recoveries
•Equity method income or loss
•Investment gains, losses, reserves and impairments, including interest income from debt investments
•Write-off and amortization of deferred financing costs
•Loss on extinguishment of debt
•Debt commitment fee
•Goodwill and intangible impairment
•Amortization of inventory step-up
In this release, the Company also presents adjusted EBITDA, adjusted EBITDA margin and free cash flow.

4	Semtech Announces Third Quarter of Fiscal Year 2025 Results
Adjusted EBITDA is defined as net (loss) income attributable to common stockholders plus interest expense, interest income, provision (benefit) for income taxes, depreciation and amortization, and share-based compensation, and adjusted to exclude certain expenses, gains and losses that the Company believes are not indicative of its core results over time. Adjusted EBITDA margin is defined as adjusted EBITDA as a percentage of net sales. The Company considers free cash flow, which may be positive or negative, a non-GAAP financial measure defined as cash flows provided by (used in) operating activities less net capital expenditures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company's financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company's business operations, or are not reflective of the Company's core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company's ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company's management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the second and third quarters of fiscal year 2025 and the third quarter of fiscal year 2024.

5	Semtech Announces Third Quarter of Fiscal Year 2025 Results
The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company's current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2025, the Company's projected non-GAAP normalized tax rate is 15% and will be applied to each quarter of fiscal year 2025. The Company's non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
To provide additional insight into the Company's fourth quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. See "Fourth Quarter of Fiscal Year 2025 Outlook" above for further information.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company's current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the fourth quarter of fiscal year 2025 outlook; future operational performance; the anticipated impact of specific items on future earnings; the Company's expectations regarding near term growth trends; and the Company's plans, objectives and expectations. Statements containing words such as "may," "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "should," "could," "designed to," "projections," or "business outlook," or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual

6	Semtech Announces Third Quarter of Fiscal Year 2025 Results
results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company's ability to remediate material weakness in its internal control over financial reporting, discovery of additional weaknesses, and its inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless, Inc. successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and current geopolitical conflicts; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreasing average selling prices of the Company's products; the Company's reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company's ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2024, filed with the SEC on March 28, 2024 as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management's analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new

7	Semtech Announces Third Quarter of Fiscal Year 2025 Results
information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
Amounts reported in this press release are preliminary and subject to the finalization of the filing of our unaudited financial results on Form 10-Q for the three and nine months ended October 27, 2024. Reported amounts may not foot precisely due to rounding.
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high-quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Net sales	$236.8	$215.4	$200.9
Cost of sales	113.6	107.6	97.9
Amortization of acquired technology	2.3	2.3	10.0
Total cost of sales	115.9	109.9	107.9
Gross profit	121.0	105.5	93.0
Operating expenses, net:
Product development and engineering	42.6	40.1	46.9
Selling, general and administrative	59.8	55.8	47.7
Intangible amortization	0.1	0.3	4.9
Restructuring	0.7	1.5	3.6
Goodwill impairment	—	—	2.3
Total operating expenses, net	103.2	97.7	105.3
Operating income (loss)	17.8	7.8	(12.4)
Interest expense	(20.8)	(28.6)	(28.3)
Interest income	0.5	0.4	0.6
Loss on extinguishment of debt	—	(144.7)	—
Non-operating (expense) income, net	(1.1)	(1.0)	3.5
Investment impairments and credit loss reserves, net	—	—	(2.0)
Loss before taxes	(3.6)	(166.1)	(38.6)
Provision (benefit) for income taxes	4.0	4.2	(0.3)
Net loss attributable to common stockholders	$(7.6)	$(170.3)	$(38.3)

Loss per share:
Basic	$(0.10)	$(2.61)	$(0.60)
Diluted	$(0.10)	$(2.61)	$(0.60)

Weighted average number of shares used in computing loss per share:
Basic	75,319	65,281	64,216
Diluted	75,319	65,281	64,216

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)
(unaudited)

	October 27, 2024	January 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$136.5	$128.6
Accounts receivable, net	142.5	134.3
Inventories	163.5	145.0
Prepaid taxes	7.8	12.0
Other current assets	107.6	114.3
Total current assets	557.8	534.2
Non-current assets:
Property, plant and equipment, net	133.2	153.6
Deferred tax assets	18.7	18.0
Goodwill	541.3	541.2
Other intangible assets, net	36.8	35.6
Other assets	91.2	91.1
Total assets	$1,379.0	$1,373.7

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$63.9	$45.1
Accrued liabilities	171.6	172.1
Total current liabilities	235.5	217.2
Non-current liabilities:
Deferred tax liabilities	—	0.8
Long-term debt	1,190.3	1,371.0
Other long-term liabilities	92.9	92.0
Stockholders’ deficit	(139.7)	(307.4)
Noncontrolling interest	—	0.2
Total liabilities & equity (deficit)	$1,379.0	$1,373.7

SEMTECH CORPORATION
SUPPLEMENTAL CASH FLOW INFORMATION
(in millions)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Free cash flow:
Net cash provided by (used in) operating activities	$29.6	$(5.0)	$(5.8)
Net capital expenditures	(0.5)	(3.4)	(6.6)
Free cash flow	$29.1	$(8.4)	$(12.4)

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in millions, except per share data)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Gross margin (GAAP)	51.1%	49.0%	46.3%
Share-based compensation	0.3%	0.3%	0.3%
Amortization of acquired technology	1.0%	1.1%	5.0%
Transaction and integration related costs, net	—%	—%	(0.3)%
Adjusted gross margin (Non-GAAP)	52.4%	50.4%	51.3%

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Product development and engineering (GAAP)	$42.6	$40.1	$46.9
Share-based compensation	(3.8)	(3.4)	(3.0)
Transaction and integration related costs, net	—	—	(0.1)
Adjusted product development and engineering (Non-GAAP)	$38.7	$36.6	$43.9

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Selling, general and administrative (GAAP)	$59.8	$55.8	$47.7
Share-based compensation	(13.8)	(13.0)	(3.1)
Transaction and integration related costs, net	(3.2)	(1.5)	(5.9)
Litigation costs, net	(0.9)	(0.1)	—
Adjusted selling, general and administrative (Non-GAAP)	$41.9	$41.3	$38.6

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Operating expenses, net (GAAP)	$103.2	$97.7	$105.3
Share-based compensation	(17.6)	(16.4)	(6.0)
Intangible amortization	(0.1)	(0.3)	(4.9)
Transaction and integration related costs, net	(3.2)	(1.5)	(6.0)
Restructuring and other reserves, net	(0.7)	(1.5)	(3.6)
Litigation costs, net	(0.9)	(0.1)	—
Goodwill impairment	—	—	(2.3)
Adjusted operating expenses, net (Non-GAAP)	$80.6	$77.9	$82.5

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in millions, except per share data)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Operating income (loss) (GAAP)	$17.8	$7.8	$(12.4)
Share-based compensation	18.4	17.1	6.5
Intangible amortization	2.4	2.6	14.9
Transaction and integration related costs, net	3.2	1.5	5.5
Restructuring and other reserves, net	0.7	1.5	3.6
Litigation costs, net	0.9	0.1	—
Goodwill impairment	—	—	2.3
Adjusted operating income (Non-GAAP)	$43.4	$30.5	$20.5

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Operating margin (GAAP)	7.5%	3.6%	(6.2)%
Share-based compensation	7.8%	8.0%	3.3%
Intangible amortization	1.0%	1.2%	7.4%
Transaction and integration related costs, net	1.4%	0.7%	2.8%
Restructuring and other reserves, net	0.3%	0.7%	1.8%
Litigation costs, net	0.3%	—%	—%
Goodwill impairment	—%	—%	1.1%
Adjusted operating margin (Non-GAAP)	18.3%	14.2%	10.2%

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Interest expense, net (GAAP)	$20.3	$28.1	$27.7
Amortization of deferred financing costs	(2.1)	(2.4)	(1.8)
Write-off of deferred financing costs	—	(5.5)	(3.7)
Investment income	0.2	0.2	0.1
Adjusted interest expense, net (Non-GAAP)	$18.4	$20.5	$22.3

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
Loss on extinguishment of debt (GAAP)	$—	$144.7	$—
Loss on extinguishment of debt	—	(144.7)	—
Adjusted loss on extinguishment of debt (Non-GAAP)	$—	$—	$—

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in millions, except per share data)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
GAAP net loss attributable to common stockholders	$(7.6)	$(170.3)	$(38.3)
Adjustments to GAAP net loss attributable to common stockholders:
Share-based compensation	18.4	17.1	6.5
Intangible amortization	2.4	2.6	14.9
Transaction and integration related costs, net	3.2	2.0	5.5
Restructuring and other reserves, net	0.7	1.5	3.6
Litigation costs, net	0.9	0.1	—
Investment (gains) losses, reserves and impairments, net	(0.2)	(0.2)	1.9
Amortization of deferred financing costs	2.1	2.4	1.8
Write-off of deferred financing costs	—	5.5	3.7
Loss on extinguishment of debt	—	144.7	—
Goodwill impairment	—	—	2.3
Total Non-GAAP adjustments before taxes	27.5	175.6	40.2
Associated tax effect	0.4	2.8	(0.5)
Total of supplemental information, net of taxes	27.9	178.4	39.7
Non-GAAP net income attributable to common stockholders	$20.3	$8.1	$1.5

GAAP diluted loss per share	$(0.10)	$(2.61)	$(0.60)
Adjustments per above	0.36	2.72	0.62
Non-GAAP diluted earnings per share	$0.26	$0.11	$0.02

Weighted-average number of shares used in computing diluted (loss) earnings per share:
GAAP	75,319	65,281	64,216
Non-GAAP	78,581	71,787	64,304

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in millions, except per share data)
(unaudited)

	Three Months Ended
	October 27, 2024	July 28, 2024	October 29, 2023
	Q325	Q225	Q324
GAAP net loss attributable to common stockholders	$(7.6)	$(170.3)	$(38.3)
Interest expense	20.8	28.6	28.3
Interest income	(0.5)	(0.4)	(0.6)
Loss on extinguishment of debt	—	144.7	—
Non-operating expense (income), net	1.1	1.0	(3.5)
Investment impairments and credit loss reserves, net	—	—	2.0
Provision (benefit) for income taxes	4.0	4.2	(0.3)
Share-based compensation	18.4	17.1	6.5
Depreciation and amortization	10.1	12.6	22.5
Transaction and integration related costs, net	3.2	1.5	5.5
Restructuring and other reserves, net	0.7	1.5	3.6
Litigation costs, net	0.9	0.1	—
Goodwill impairment	—	—	2.3
Adjusted EBITDA	$51.1	$40.5	$28.1

Adjusted EBITDA margin	21.6%	18.8%	14.0%

CONTACT:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com